EXCELSIOR FUNDS, INC.

Short-Term Government Securities Fund

Supplement dated November 28, 2007

Fixed Income Funds - Shares Class Prospectus,

dated July 1, 2007, as most recently supplemented through November 16, 2007

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Michael Zazzarino and Alexander D. Powers will no longer serve as portfolio co-managers of the Short-Term Government Securities Fund.

Effective December 15, 2007, the disclosure paragraph under the section entitled “Portfolio Managers” for Short-Term Government Securities Fund is removed and replaced in its entirety with the following:

Leonard A. Aplet and Ronald B. Stahl serve as the Short-Term Government Fund’s portfolio co-managers and are primarily responsible for the day-to-day management of the Fund. Mr. Aplet, a managing director of Columbia Management Advisors, LLC, has been with U.S. Trust since July 2007 and has been associated with Columbia Management Advisors, LLC or its affiliates since 1987. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America. Mr. Stahl, a director of Columbia Management Advisors, LLC, has been associated with U.S. Trust since July 2007 and has been associated with Columbia Management Advisors, LLC or its affiliates since 1998. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EXC-47/137428-1107